EXHIBIT 99.1

KIDZ AI Enters Into $44.6 Million Definitive GPU Compute Services Agreement with Canopy Wave

•	Canopy Wave is a leading U.S. AI inference platform powering high-performance, cost-efficient open-weight model deployment for enterprise developers and AI labs nationwide

•	Under the definitive agreement, Canopy Wave is expected to pay KIDZ AI $44.6 million for GPU compute leasing over the initial five-year term

•	256 ultra-scale NVIDIA Blackwell B300 GPUs will be leased and deployed under the contract

•	The partnership anchors KIDZ AI's differentiated neocloud model: long-term contracted enterprise demand paired with infrastructure purpose-built for cost-efficient, open-weight AI

NEW YORK, NY / ACCESS NEWSWIRE / JULY 21, 2026 – KIDZ AI Inc. (NASDAQ: KIDZ) (NASDAQ: KIDZW) (“KIDZ AI” or the “Company”), a leading provider of live online learning and AI-powered education solutions, today announced that it has entered into a definitive 60-month enterprise AI compute services agreement with Canopy Wave, Inc., with an aggregate contract value of $44.6 million. The agreement is subject to the Company’s subsidiary placing a non-cancellable order for the GPU servers necessary to perform its services under the agreement.

Canopy Wave is a leading AI inference platform specializing in the deployment of top-tier open models, uniquely optimized to run affordable AI breakthroughs — including Moonshot AI's 2.8-trillion-parameter Kimi K3 and DeepSeek architectures — with industry-leading cost efficiency.

Under the terms of the agreement, KIDZ AI's wholly owned subsidiary, Catalyst Compute LLC, will order and deploy a dedicated cluster of 256 NVIDIA HGX B300 GPUs across 32 specialized GPU nodes, each equipped with dual Intel Xeon 6776P processors, 4TB of DDR5 memory, and ultra-fast 800Gb/s InfiniBand interconnectivity.

A DIFFERENTIATED NEOCLOUD MODEL

The agreement reflects how KIDZ AI seeks to differentiate its neocloud model from the broader field of GPU cloud providers: rather than deploying merchant capacity and competing on raw scale, the Company pairs infrastructure deployments with long-term contracted enterprise demand and purpose-builds for what it believes is one of the fastest-growing segments of the market — high-throughput, cost-efficient inference on open-weight frontier models.

The Company believes recent market developments support this positioning. Open-weight models such as Kimi K3 have meaningfully narrowed the capability gap with leading proprietary models at substantially lower token cost, and KIDZ AI expects economic efficiency — cost per token, throughput, latency, and utilization — to become an increasingly important competitive differentiator as affordable AI expands the addressable market for compute. Canopy Wave's capabilities across optimized inference, AI cloud services, and enterprise-grade GPU infrastructure align KIDZ AI with demand-side inference workloads, and the Company believes the partnership can serve as a repeatable template for future deployments.

MANAGEMENT COMMENTARY

“Today’s agreement is just the beginning of our journey with KIDZ AI,” said Tao Zhang, Chief Executive Officer of Canopy Wave. “We look forward to helping KIDZ AI scale additional GPU clusters and turn this infrastructure into powerful token factories for the enterprise AI market. By combining KIDZ AI’s next-generation compute platform with Canopy Wave’s optimized inference capabilities, we believe we can deliver secure, cost-efficient, enterprise-grade AI inference services with strong data privacy protections to enterprises across the United States.”

“This milestone contract is an important step in KIDZ AI's evolution into a broader AI technology and infrastructure platform,” said Stephanie Luo, Chief Executive Officer of KIDZ AI. “What we believe sets our neocloud model apart is pairing next-generation computing infrastructure with long-term contracted enterprise demand — a scalable commercial foundation rather than speculative capacity, and a model we aim to repeat across future deployments and partnerships.”

“Cost-efficient open-weight models such as DeepSeek and Kimi are shifting the AI market from a race defined by raw scale to one increasingly defined by economic efficiency,” Luo continued. “Canopy Wave's strength in optimized inference aligns directly with this shift, and we believe affordable AI will be one of the most powerful structural forces driving the next phase of adoption.”

About Canopy Wave, Inc.

Canopy Wave, Inc. is an AI inference and infrastructure company headquartered in Santa Clara, California. The company provides secure, scalable, and cost-efficient API access to open-weight AI models through its optimized inference platform and high-performance computing infrastructure. Canopy Wave supports a range of advanced model families, including Moonshot AI, DeepSeek, Qwen, and Zhipu AI, and serves AI developers and enterprise customers seeking high-throughput, low-latency inference capabilities. The company maintains SOC 2-certified data security and privacy controls. For more information, visit canopywave.com.

About KIDZ AI

KIDZ AI Inc. (NASDAQ:KIDZ)(NASDAQ:KIDZW), formerly known as Classover Holdings, Inc., is an AI-driven education technology company transforming live teaching experience into proprietary AI-powered learning systems. By integrating artificial intelligence, AI agents, and robotics, KIDZ AI is building global education infrastructure designed to make learning outcomes measurable, verifiable, and accessible across borders. The Company is strategically expanding into AI compute infrastructure, GPU cloud platforms, and data center ecosystems.

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Forward-Looking Statement

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on KIDZ AI’s current beliefs, expectations and assumptions regarding the future of KIDZ AI’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of KIDZ AI’s control including, but not limited to: KIDZ AI’s ability to execute its business model, including obtaining market acceptance of its products and services; KIDZ AI’s ability to obtain the GPUs necessary to perform its obligations under the definitive agreement with Canopy Wave and achieve its goals and expected results; KIDZ AI’s financial and business performance, including financial projections and business metrics and any underlying assumptions thereunder; KIDZ AI’s ability to maintain the listing of its securities on Nasdaq; changes in KIDZ AI’s strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects and plans; KIDZ AI’s ability to attract and retain a large number of customers; KIDZ AI’s future capital requirements and sources and uses of cash; KIDZ AI’s ability to attract and retain key personnel; KIDZ AI’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others; changes in applicable laws or regulations; the possibility that KIDZ AI may be adversely affected by other economic, business, and/or competitive factors; the risk that the price of any crypto asset, many of which have historically been subject to dramatic price fluctuations and are highly volatile, could fall substantially negatively impacting KIDZ AI’s financial condition and results of operations; regulatory changes related to crypto assets; and fluctuations in the price of crypto assets. These risks and uncertainties also include those risks and uncertainties indicated in KIDZ AI’s filings with the SEC. KIDZ AI’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Any forward-looking statement made by KIDZ AI in this press release is based only on information currently available to KIDZ AI and speaks only as of the date on which it is made. KIDZ AI undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contacts

KIDZ AI Inc.

ir@kidzai.com

800-345-9588

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